UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2025
Energy Vault Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39982	85-3230987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4165 East Thousand Oaks Blvd., Suite 100 Westlake Village, California	91362
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 852-0000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NRGV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
Between August 29, 2025 and September 5, 2025, Energy Vault Holdings, Inc. (the “Company”), together with Energy Vault, Inc., its wholly-owned subsidiary (collectively with the Company, the “Sellers”), entered into Agreements of Sale of Future Receipts (collectively, the “Financing Arrangements”) with Cedar Advance LLC, Reliance Financial FL LLC, and UFS West LLC (collectively, the “Buyers”). Under the Financing Arrangements, the Sellers sold to the Buyers future receivables in an aggregate amount ranging from $7.63 million up to $9.45 million at the Company’s discretion for a purchase price of $7.50 million. $0.75 million in fees were deducted from the purchase price and the Company received cash proceeds of $6.75 million.
Pursuant to the terms of the Financing Arrangements, if the Company fully repays the Buyers within 30 days of each respective agreement date, the future receivables sold will be equal to an aggregate amount of $7.63 million. If the Company fully repays the Buyers after 30 days but within 60 days of each respective agreement date, the future receivables sold will be equal to an aggregate amount of $7.8 million. If the Company does not fully repay the Buyers within 60 days of each respective agreement date, the Company will pay the Buyers $0.26 million in the aggregate each week based upon an anticipated 32.94% of its future receivables until such time that $9.45 million has been paid.
The Financing Arrangements also contain customary affirmative and negative covenants, representations and warranties, and default and termination provisions.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 of this Current Report about the Financing Arrangements is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY VAULT HOLDINGS, INC.

Date: September 5, 2025	By:	/s/ Michael Beer
Name: Michael Beer
Chief Financial Officer